UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2016 (March 7, 2016)

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 8, 2016, the members of the Board of Directors (the “Board”) of Ryman Hospitality Properties, Inc., a Delaware corporation (the “Company”), expanded the size of the Board from ten to eleven members and appointed Rachna Bhasin to fill the vacancy created thereby. The Board has determined that Ms. Bhasin qualifies as an independent director within the meaning of the New York Stock Exchange listing standards. Ms. Bhasin has not been named to any committee of the Board at this time. Ms. Bhasin will hold office until the Company’s 2016 annual meeting of stockholders, at which time she will be considered for election for a one year term expiring in 2017.

Ms. Bhasin’s compensation for her services as director will be consistent with that of the Company’s other non-employee directors, as described in Exhibit 10.32 to the Company’s 2015 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2016. Other than the foregoing standard compensation arrangements, there are no other arrangements or understandings between Ms. Bhasin and any other person pursuant to which she was appointed as a director. Ms. Bhasin is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Bhasin’s appointment to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On March 7, 2016, certain subsidiaries of the Company, entered into a series of agreements with affiliates of RIDA Development Corporation (“RIDA”) and Ares Management, L.P. (“Ares”) with respect to an equity investment in the Gaylord Rockies Resort & Convention Center in Aurora, Colorado (the “Hotel Project”), which is currently being developed by RIDA and Ares. The Hotel Project, which will be managed by an affiliate of Marriott International, Inc. (“Marriott”) pursuant to a long-term management contract, is expected to consist of a 1,500 room resort hotel with over 485,000 square feet of exhibition, meeting, pre-function and outdoor space. The Hotel Project, which is estimated to be completed in late 2018, has a total estimated project cost of approximately $800 million.

The Company acquired a 35% interest in a limited liability company which will own, through a wholly owned subsidiary, the real property comprising the Hotel Project in exchange for a capital contribution expected to total $86.1 million. Simultaneously, the Company also acquired a 35% interest in a limited liability company which will, through a wholly owned subsidiary, lease the Hotel Project from the property owner and assume the Marriott management agreement prior to opening of the Hotel Project. The Company funded a portion of its capital contribution at closing, and the Company expects to fund the remainder of its capital contribution during the remainder of 2016 and early 2017. The Company’s capital contributions will be funded from available cash on hand and borrowings under its revolving credit facility.

The terms of the Company’s investment provide that the Company will have the ability to approve certain major decisions affecting the Hotel Project, including but not limited to operating budgets, major capital expenditures, material transactions involving the Hotel Project, and approval of designated hotel senior management. The Company also has a right of first offer to acquire the remainder of the Hotel Project and designated rights to participate in any sales process with respect to the Hotel Project after exercise of its first offer rights.

An affiliate of the Company will provide designated asset management services on behalf of the Hotel Project during the pre-construction period in exchange for a flat fee and after opening of the Hotel Project in exchange for a fee based on the Hotel Project’s gross revenues on an annual basis.

In connection with the Hotel Project the Company agreed to provide certain guarantees of the Hotel Project’s construction loan and mezzanine debt, including a repayment guarantee of up to $21 million of the total $500 million principal amount of the construction loan previously obtained from a consortium of eight banks (with Wells Fargo as lead agent), with such amount reducing to $14 million and further reducing to $8.75 million upon the Hotel Project’s satisfaction of designated debt service coverage requirements following completion.

On March 9, 2016, the Company issued a press release regarding the Hotel Project described in this Item 7.01 (the “Press Release”). A copy of the Press Release, which is incorporated by reference into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.2.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “expects,” “intends” or other similar words or expressions. These statements are based on the Company’s current expectations and beliefs and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company can give no assurance that its expectations will be attained. Factors that can cause actual results to differ materially from the Company’s expectations include, but are not limited to: delays in construction and development of the Hotel Project; financing requirements; risks associated with being a non-managing member of a joint venture; construction cost overruns; volatility in equity or debt markets; rising interest rates; rising insurance premiums; a substantial deterioration in economic conditions; and risks related to natural disasters. Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements are described in the filings made from time to time by the Company with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. All forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company on the date of this Current Report on Form 8-K, and, except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Press Release of Ryman Hospitality Properties, Inc., dated March 9, 2016, regarding Rachna Bhasin.

99.2	Press Release of Ryman Hospitality Properties, Inc., dated March 9, 2016, regarding the Hotel Project.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: March 9, 2016	By:	/s/ Scott J. Lynn
	Name:	Scott Lynn
	Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Ryman Hospitality Properties, Inc., dated March 9, 2016, regarding Rachna Bhasin.

99.2	Press Release of Ryman Hospitality Properties, Inc., dated March 9, 2016, the Hotel Project.